THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2009

Supplement dated December 1, 2009

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Premier Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to the Prospectus to 1) provide notification of the reorganization of the U.S. Equity Flex III Portfolio of the Credit Suisse Trust whereby the portfolio was combined with and into the U.S. Equity Flex I Portfolio of the Credit Suisse Trust effective October 2, 1999; 2) reflect the waiver of the withdrawal charge assessed upon full or partial withdrawals under the Annuity; and 3) provide updated expense examples reflecting the impact of the portfolio reorganization and waiver of the withdrawal charge under the Annuity.

PROSPECTUS CHANGES

I.	Cover Page

On the cover page of the Prospectus, the reference to the U.S. Equity Flex III Portfolio of the Credit Suisse Trust is deleted and replaced with the U.S. Equity I Portfolio of the Credit Suisse Trust effective October 2, 2009.

II.	Summary of Contract Expenses – Maximum Withdrawal Charge

In the Section titled “Summary of Contract Expenses the section and table on page 2, titled “Maximum Withdrawal Charge”, is deleted in its entirety.

III.	Summary of Contract Expenses – Total Annual Mutual Fund Operating Expenses

In the Section titled “Summary of Contract Expenses” on page 3, under the heading “Total Annual Mutual Fund Operating Expenses” the Maximum is deleted and replaced with 1.93% and the footnote is deleted in its entirety.

IV.	Summary of Contract Expenses –Expense Example

The sections and tables under the headings “Withdrawal at End of Period” and “No Withdrawal at End of Period” on page 3 are deleted in their entirety and replaced with the following:

Example

1 yr	3 yrs	5 yrs	10 yrs
$286	$877	$1,494	$3,157

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V.	Brief Description of the Contracts

Within the Section entitled “Brief Description of Contracts” the 5th paragraph on page 4 is deleted in its entirety. In addition ,the 7th paragraph is deleted in its entirety and replaced with the following:

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the tax liability.

VI.	General Information About Prudential, Prudential Discovery Premier Group Variable Contract Account And The Investment Options Available Under The Contract

On page 10 of the Prospectus in the above referenced section, the reference to the U.S. Equity Flex III Portfolio of the Credit Suisse Trust is deleted and replaced with the U.S. Equity I Portfolio of the Credit Suisse Trust effective October 2, 2009

There are no changes in the investment objectives, principal investment policies, risk factors of the portfolio.

VII.	The Contracts

In the Section titled “The Contracts” under the heading “Asset Allocation Program” on page 16, the 3rd paragraph is deleted in its entirety. In addition, the 5th paragraph on page 20 under the heading “Withdrawals” is deleted in its entirety and replaced with the following:

We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will affect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

Under the heading “Systematic Withdrawal Plan” the 9th paragraph on page 21 is deleted in its entirety.

VIII.	Charges, Fees and Deductions

The sections under the headings “Withdrawal Charge” on page 27 and “Limitations on Withdrawal Charge” on page 28 are deleted in their entirety in addition to references to those sections in the Table of Contents.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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